Supplemental Financial Information Third Quarter 2025 investors.ironmountain.com

Table of Contents Section I - Q3 Earnings Press Release Q3 2025 Earnings Press Release 3 Section II - Financial Highlights and Organic Growth Financial and Operating Highlights 6 Organic Revenue Growth 7 Section III - Operational Metrics Global Storage Volume 8 Quarterly Operating Performance 9 Year to Date Operating Performance 10 Section IV - Balance Sheets, Statements of Operations and Reconciliations Condensed Consolidated Balance Sheets 11 Quarterly Condensed Consolidated Statements of Operations 12 Year to Date Condensed Consolidated Statements of Operations 13 Quarterly and Year to Date Reconciliation of Net Income (Loss) to Adjusted EBITDA 14 Quarterly and Year to Date Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share 15 Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO 16 Year to Date Reconciliation of Net Income (Loss) to FFO and AFFO 17 Section V - Storage and Service Reconciliation Quarterly Storage Rental and Service Business Detail 18 Year to Date Storage and Service Business Detail 19 Section VI - Real Estate Metrics Global Real Estate Portfolio and Lease Obligations 20 Facility Lease Expirations 20 Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 21 Data Center Operating Portfolio and Total Potential Capacity 22 Data Center Expansion and Development Activity 23 Section VIII - Capitalization and Debt Maturity Profile Capitalization 24 Total Borrowings Maturity Schedule 24 Debt Maturity Profile 24 Section IX - Capital Expenditures Quarterly Capital Expenditures and Investments 25 Year to Date Capital Expenditures and Investments 25 Section X - Appendix and Definitions Appendix and Definitions 26 All figures except per share, megawatts (MW), kilowatts (kW), and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended September 30, 2025 unless noted Unaudited investors.ironmountain.com Q3 2025 Supplemental Financial Information 2

FOR IMMEDIATE RELEASE Iron Mountain Reports Third Quarter 2025 Results • Achieves record quarterly revenue of $1.8 billion, an increase of 12.6% on a reported basis and an increase of 11.8% excluding the effects of foreign exchange • Growth businesses of data center, digital, and asset lifecycle management (ALM) collectively grew more than 30% year over year • Net Income of $86 million • Delivers record quarterly Adjusted EBITDA of $660 million • Generates record quarterly AFFO of $393 million, or $1.32 per share • Reiterates full year 2025 financial guidance, with fourth quarter 2025 Revenue and Adjusted EBITDA each expected to increase approximately 14% on a reported basis and 12% excluding the effects of foreign exchange • Increases quarterly dividend per share by 10% based on continued strong growth in AFFO PORTSMOUTH, N.H. – November 5, 2025 – Iron Mountain Incorporated (NYSE: IRM), a global leader in information management services, announces financial results for the third quarter of 2025. “We are pleased to report another quarter of very strong performance in the third quarter, achieving all-time record Revenue, Adjusted EBITDA, and AFFO with strength across all of our key metrics. Our continued success is the result of our team’s consistent execution of our growth strategy and unwavering focus on meeting our customers’ needs with innovative solutions,” said William L. Meaney, President and CEO of Iron Mountain. “We have clear business momentum and are committed to sustaining industry-leading revenue and earnings growth for the foreseeable future. Our foundation of established relationships and trust with over 240,000 customers, comprehensive solutions offering, reputation for security, and global footprint, along with the strength in our growth businesses and physical records storage business position us to deliver on this commitment. Based on our strong 2025 performance and continued growth outlook, we are pleased to increase the dividend by 10%.” Financial Performance Highlights for the Third Quarter of 2025 ($ in millions, except per share data) Three Months Ended Y/Y % Change Year to Date Y/Y % Change 9/30/25 9/30/24 Reported $ Constant Fx 9/30/25 9/30/24 Reported $ Constant Fx Storage Rental Revenue $1,033 $936 10% 10% $2,991 $2,740 9% 9% Service Revenue $721 $622 16% 15% $2,067 $1,828 13% 13% Total Revenues $1,754 $1,557 13% 12% $5,059 $4,569 11% 11% Net Income (Loss) $86 $(34) n/a $59 $78 (24)% Reported EPS $0.28 $(0.11) n/a $0.19 $0.26 (27)% Adjusted EPS $0.54 $0.44 23% $1.48 $1.28 16% Adjusted EBITDA $660 $568 16% 16% $1,869 $1,631 15% 15% Adjusted EBITDA Margin 37.6% 36.5% 110 bps 36.9% 35.7% 120 bps AFFO $393 $332 18% $1,111 $977 14% AFFO per share $1.32 $1.13 17% $3.73 $3.30 13% • Total reported revenues for the third quarter were $1.8 billion, compared with $1.6 billion in the third quarter of 2024, an increase of 12.6%. Excluding the impact of foreign currency exchange ("Fx"), total reported revenues increased 11.8% compared to the prior year, driven by a 9.5% increase in storage rental revenue and a 15.3% increase in service revenue. Year to date, total reported revenues increased 10.7%, or 10.8% excluding the impact of Fx. • Net Income (Loss) for the third quarter was $86.2 million, compared with $(33.7) million in the third quarter of 2024, driven by increased Operating Income and lower Other Expense (Income), Net resulting primarily from changes in exchange rates on our intercompany balances. Year to date, Net Income was $59.1 million, compared with $78.0 million in 2024. Section I - Q3 Earnings Press Release investors.ironmountain.com Q3 2025 Supplemental Financial Information 3

• Adjusted EBITDA for the third quarter was $660.4 million, compared with $568.1 million in the third quarter of 2024, an increase of 16.2%. On a constant currency basis, Adjusted EBITDA increased by 15.6% in the third quarter, compared to the third quarter of 2024, driven by increased revenue and Adjusted EBITDA in our Global RIM, Data Center and ALM businesses and improved operating leverage coming from our continued improvement activities. Year to date, Adjusted EBITDA increased 14.5%, or 14.8% excluding the impact of Fx. • FFO (Normalized) per share was $0.93 for the third quarter, compared with $0.79 in the third quarter of 2024, an increase of 17.7%. Year to date, FFO (Normalized) per share was $2.59, compared with $2.31 in 2024, or an increase of 12.1%. • AFFO was $393.3 million for the third quarter, compared with $332.0 million in the third quarter of 2024, an increase of 18.5% driven by improved Adjusted EBITDA. Year to date, AFFO was $1,111.5 million compared with $976.6 million, or an increase of 13.8%. • AFFO per share was $1.32 for the third quarter, compared with $1.13 in the third quarter of 2024, an increase of 16.8%. Year to date, AFFO per share was $3.73, compared to $3.30 in 2024, or an increase of 13.0%. Dividend On November 5, 2025, Iron Mountain's Board of Directors declared a quarterly cash dividend of $0.864 per share of common stock for the fourth quarter, representing an increase of 10%. The fourth quarter 2025 dividend is payable on January 6, 2026, to shareholders of record at the close of business on December 15, 2025. Guidance Iron Mountain’s fourth quarter and full year 2025 guidance details are summarized in the table below. 2025 Guidance(1) ($ in millions, except per share data) Full Year 2025 Approximate Y/Y % Change at Midpoint Fourth Quarter 2025 Approximate Y/Y % Change Total Revenue $6,790 - $6,940 ~12% ~$1,800 ~14% Adjusted EBITDA $2,520 - $2,570 ~14% ~$690 ~14% AFFO $1,505 - $1,530 ~13% ~$415 ~13% AFFO Per Share $5.04 - $5.13 ~12% ~$1.39 ~12% (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Q3 2025 Earnings Conference Call and Related Materials The conference call / webcast details, earnings presentation and supplemental financial information, which includes definitions of certain capitalized terms used in this release, are available on Iron Mountain’s Investor Relations website. About Iron Mountain Iron Mountain Incorporated (NYSE: IRM) is trusted by more than 240,000 customers in 61 countries, including approximately 95% of the Fortune 1000, to help unlock value and intelligence from their assets through services that transcend the physical and digital worlds. Our broad range of solutions address their information management, digital transformation, information security, data center and asset lifecycle management needs. Our longstanding commitment to safety, security, sustainability and innovation in support of our customers underpins everything we do. To learn more about Iron Mountain, please visit www.IronMountain.com. Investor Relations Contacts: Mark Rupe Erika Crabtree SVP, Investor Relations Manager, Investor Relations Mark.Rupe@ironmountain.com Erika.Crabtree@ironmountain.com (215) 402-7013 (617) 535-2845 Media Contact: media@ironmountain.com Section I - Q3 Earnings Press Release investors.ironmountain.com Q3 2025 Supplemental Financial Information 4

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: We have made statements in this press release that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “commits”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this press release. Reconciliation of Non-GAAP Measures Throughout this press release, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), (5) AFFO and (6) AFFO per share. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this release. Section I - Q3 Earnings Press Release investors.ironmountain.com Q3 2025 Supplemental Financial Information 5

Financial Highlights Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Storage Rental Revenue $1,032,897 $1,009,989 $948,376 $941,970 $935,701 Service Revenue $721,196 $701,959 $644,153 $639,309 $621,657 Total Revenues $1,754,093 $1,711,948 $1,592,529 $1,581,279 $1,557,358 Adjusted EBITDA $660,379 $628,388 $579,906 $605,051 $568,113 Adjusted EBITDA Margin 37.6% 36.7% 36.4% 38.3% 36.5 % Net Income (Loss) Attributable to Iron Mountain Incorporated $84,290 $(44,921) $15,952 $103,932 $(33,620) Reported EPS - Fully Diluted $0.28 $(0.15) $0.05 $0.35 $(0.11) Adjusted EPS $0.54 $0.48 $0.43 $0.50 $0.44 FFO (Normalized) $276,891 $258,005 $229,070 $252,468 $233,269 FFO (Normalized) per Share $0.93 $0.87 $0.77 $0.85 $0.79 AFFO $393,316 $369,744 $348,400 $367,986 $332,000 AFFO per Share $1.32 $1.24 $1.17 $1.24 $1.13 TTM AFFO Payout Ratio 61.7% 62.7% 62.0% 60.0% 60.3 % Dividend per Share $0.79 $0.79 $0.79 $0.72 $0.72 Net Lease-Adjusted Leverage Ratio 5.0x 5.0x 5.0x 5.0x 5.0x Operating Highlights Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Organic Storage Rental Revenue Growth 9.4% 9.2% 8.8% 8.8% 9.3 % Organic Service Revenue Growth 9.8% 9.7% 7.1% 7.0% 10.0 % Total Volume - Storage 743,512 735,807 734,166 733,571 732,997 Storage Facility Capacity Utilization 80.8% 80.6% 79.9% 79.6% 79.4 % Records Management Retention Rate 93.2% 93.0% 92.9% 92.6% 92.7 % Storage Revenue / Sq. Ft. $11.05 $10.83 $10.14 $10.07 $9.92 Storage NOI / Sq. Ft. $8.76 $8.69 $8.10 $8.14 $7.95 Data Center: Leasable Megawatts 452.2 450.2 424.2 416.2 364.7 Leased % - Stabilized 98.2% 97.9% 98.0% 97.4% 98.7 % Leased % - Total 97.0% 96.3% 96.1% 95.5% 96.8 % Kilowatts Leased - New/Expansion 13,464 2,325 3,700 9,664 9,205 Churn 0.3% 0.5% 0.3% 4.4% 0.5 % Number of Facilities 30 30 29 29 28 Number of Markets 21 21 21 21 21 Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q3 2025 Supplemental Financial Information 6

Organic Revenue Growth (1) Q3 2025 Q2 2025 YTD 2025 Reported Constant Currency Organic Revenue Reported Constant Currency Organic Revenue Reported Constant Currency Organic Revenue Storage Rental 10.4% 9.5% 9.4% 9.8% 9.2% 9.2% 9.2% 9.2% 9.1% Service 16.0% 15.3% 9.8% 14.2% 13.7% 9.7% 13.1% 13.2% 8.9% Total Revenues 12.6% 11.8% 9.6% 11.6% 11.0% 9.4% 10.7% 10.8% 9.0% Total Organic Revenue Growth 8.7% 8.3% 9.8% 9.5% 8.1% 8.1% 9.4% 9.6% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Organic Storage Rental Revenue Growth 10.4% 7.5% 10.1% 9.3% 8.8% 8.8% 9.2% 9.4% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 6.0% 8.0% 10.0% 12.0% Organic Service Revenue Growth 6.2% 9.6% 9.4% 10.0% 7.0% 7.1% 9.7% 9.8% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (4.0)% 0.0% 4.0% 8.0% 12.0% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q3 2025 Supplemental Financial Information 7

Global Storage Volume Global RIM Corporate and Other Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 700,000 710,000 720,000 730,000 740,000 750,000 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Global RIM 725,510 (1) 725,907 726,048 726,316 726,712 726,952 727,266 727,496 728,740 736,399 Corporate and Other 5,256 5,356 5,493 5,715 5,895 6,045 6,305 6,671 7,067 7,112 Total Volume - Storage 730,767 731,263 731,541 732,031 732,607 732,997 733,571 734,166 735,807 743,512 Business acquisitions during the quarter (2) — — — — — — — — — 7,394 (1) On June 29, 2023, we acquired 100% interest in Clutter Intermediate, Inc. and control of all assets of the related Clutter joint venture, of which we had a preexisting relationship. The volume associated with this business both prior and subsequent to our acquisition is substantially consistent. (2) Volume acquired through acquisition in the quarter; this is included in Total Storage Volume. Section III - Operational Metrics investors.ironmountain.com Q3 2025 Supplemental Financial Information 8

Quarterly Operating Performance Y/Y % Change Q3 2025 Q2 2025 Q3 2024 Reported Constant Currency Organic Growth (1) Global RIM Business Storage Rental $814,118 $803,580 $767,780 6.0% 5.3% 5.1% Service 524,682 520,218 492,578 6.5% 5.8% 4.7% Total Revenues $1,338,800 $1,323,798 $1,260,358 6.2% 5.5% 5.0% Adjusted EBITDA $598,467 $586,303 $568,994 Adjusted EBITDA Margin 44.7% 44.3% 45.1 % Global Data Center Business Storage Rental $201,383 $188,279 $150,796 33.5% 32.1% 32.1% Service 2,747 1,122 2,410 14.0% 10.9% 10.9% Total Revenues $204,130 $189,401 $153,206 33.2% 31.7% 31.7% Adjusted EBITDA $107,377 $96,266 $66,796 Adjusted EBITDA Margin 52.6% 50.8% 43.6 % Corporate and Other Storage Rental $17,396 $18,130 $17,125 1.6% 0.9% 0.9% Service 193,767 180,619 126,669 53.0% 52.7% 29.5% Total Revenues $211,163 $198,749 $143,794 46.9% 46.5% 26.1% Adjusted EBITDA $(45,465) $(54,181) $(67,677) Total Consolidated Storage Rental $1,032,897 $1,009,989 $935,701 10.4% 9.5% 9.4% Service 721,196 701,959 621,657 16.0% 15.3% 9.8% Total Revenues $1,754,093 $1,711,948 $1,557,358 12.6% 11.8% 9.6% Adjusted EBITDA $660,379 $628,388 $568,113 Adjusted EBITDA Margin 37.6% 36.7% 36.5% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section III - Operational Metrics investors.ironmountain.com Q3 2025 Supplemental Financial Information 9

Year to Date Operating Performance Y/Y % Change YTD 2025 YTD 2024 Reported Constant Currency Organic Growth (1) Global RIM Business Storage Rental $2,375,206 $2,253,122 5.4% 5.6% 5.5% Service 1,543,334 1,467,970 5.1% 5.3% 4.9% Total Revenues $3,918,540 $3,721,092 5.3% 5.5% 5.3% Adjusted EBITDA $1,741,084 $1,644,004 Adjusted EBITDA Margin 44.4% 44.2 % Global Data Center Business Storage Rental $562,607 $438,221 28.4% 27.6% 27.6% Service 4,121 11,624 (64.5)% (65.3)% (65.3)% Total Revenues $566,728 $449,845 26.0% 25.2% 25.2% Adjusted EBITDA $294,459 $194,381 Adjusted EBITDA Margin 52.0% 43.2 % Corporate and Other Storage Rental $53,449 $48,946 9.2% 8.6% 8.6% Service 519,853 348,747 49.1% 49.0% 28.1% Total Revenues $573,302 $397,693 44.2% 44.0% 25.7% Adjusted EBITDA $(166,870) $(207,056) Total Consolidated Storage Rental $2,991,262 $2,740,289 9.2% 9.2% 9.1% Service 2,067,308 1,828,341 13.1% 13.2% 8.9% Total Revenues $5,058,570 $4,568,630 10.7% 10.8% 9.0% Adjusted EBITDA $1,868,673 $1,631,329 Adjusted EBITDA Margin 36.9% 35.7% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section III - Operational Metrics investors.ironmountain.com Q3 2025 Supplemental Financial Information 10

Condensed Consolidated Balance Sheets 9/30/2025 12/31/2024 ASSETS Current Assets: Cash and Cash Equivalents $195,210 $155,716 Accounts Receivable, Net 1,371,367 1,291,379 Prepaid Expenses and Other 314,293 244,127 Total Current Assets $1,880,870 $1,691,222 Property, Plant and Equipment: Property, Plant and Equipment $13,975,948 $11,985,997 Less: Accumulated Depreciation (4,838,448) (4,354,398) Property, Plant and Equipment, Net $9,137,500 $7,631,599 Other Assets, Net: Goodwill $5,269,541 $5,083,817 Customer and Supplier Relationships and Other Intangible Assets 1,253,919 1,274,731 Operating Lease Right-of-Use Assets 2,455,450 2,489,893 Other 635,573 545,853 Total Other Assets, Net $9,614,483 $9,394,294 Total Assets $20,632,853 $18,717,115 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $699,320 $715,109 Accounts Payable 658,138 678,716 Accrued Expenses and Other Current Liabilities 1,151,107 1,366,568 Deferred Revenue 347,018 326,882 Total Current Liabilities $2,855,583 $3,087,275 Long-term Debt, Net of Current Portion 15,494,236 13,003,977 Long-term Operating Lease Liabilities, Net of Current Portion 2,283,504 2,334,826 Other Long-term Liabilities 389,106 312,199 Deferred Income Taxes 218,223 205,341 Redeemable Noncontrolling Interests 75,353 78,171 Total Long-term Liabilities $18,460,422 $15,934,514 Total Liabilities $21,316,005 $19,021,789 (Deficit) Equity Total (Deficit) Equity $(683,152) $(304,674) Total Liabilities and (Deficit) Equity $20,632,853 $18,717,115 Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q3 2025 Supplemental Financial Information 11

Quarterly Condensed Consolidated Statements of Operations Q3 2025 Q2 2025 Q/Q % Change Q3 2024 Y/Y % Change Revenues: Storage Rental $1,032,897 $1,009,989 2.3% $935,701 10.4 % Service 721,196 701,959 2.7% 621,657 16.0 % Total Revenues $1,754,093 $1,711,948 2.5% $1,557,358 12.6 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $791,939 $754,837 4.9% $678,390 16.7 % Selling, General and Administrative 335,248 390,456 (14.1) % 341,929 (2.0) % Depreciation and Amortization 262,203 252,566 3.8% 232,240 12.9 % Acquisition and Integration Costs 5,402 4,815 12.2% 11,262 (52.0) % Restructuring and Other Transformation 47,346 50,340 (5.9) % 37,282 27.0 % Loss (Gain) on Disposal/Write-Down of PP&E, Net 3,366 (962) n/a 5,091 (33.9) % Total Operating Expenses $1,445,504 $1,452,052 (0.5) % $1,306,194 10.7 % Operating Income (Loss) $308,589 $259,896 18.7% $251,164 22.9 % Interest Expense, Net 209,740 205,063 2.3% 186,067 12.7 % Other (Income) Expense, Net (3,986) 81,877 (104.9) % 86,362 (104.6) % Net Income (Loss) Before Provision (Benefit) for Income Taxes $102,835 $(27,044) n/a $(21,265) n/a Provision (Benefit) for Income Taxes 16,594 16,296 1.8% 12,400 33.8 % Net Income (Loss) $86,241 $(43,340) n/a $(33,665) n/a Less: Net Income (Loss) Attributable to Noncontrolling Interests 1,951 1,581 23.4% (45) n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $84,290 $(44,921) n/a $(33,620) n/a Net Income (Loss) Per Share Attributable to Iron Mountain Incorporated: Basic $0.28 $(0.15) n/a $(0.11) n/a Diluted $0.28 $(0.15) n/a $(0.11) n/a Weighted Average Common Shares Outstanding - Basic 295,771 295,364 0.1% 293,603 0.7 % Weighted Average Common Shares Outstanding - Diluted 297,981 295,364 0.9% 293,603 1.5 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q3 2025 Supplemental Financial Information 12

Year to Date Condensed Consolidated Statements of Operations YTD 2025 YTD 2024 % Change Revenues: Storage Rental $2,991,262 $2,740,289 9.2 % Service 2,067,308 1,828,341 13.1 % Total Revenues $5,058,570 $4,568,630 10.7 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $2,256,980 $2,007,616 12.4 % Selling, General and Administrative 1,055,441 1,006,232 4.9 % Depreciation and Amortization 746,923 666,296 12.1 % Acquisition and Integration Costs 16,040 28,573 (43.9) % Restructuring and Other Transformation 152,432 124,562 22.4 % Loss (Gain) on Disposal/Write-Down of PP&E, Net 7,975 8,270 (3.6) % Total Operating Expenses $4,235,791 $3,841,549 10.3 % Operating Income (Loss) $822,779 $727,081 13.2 % Interest Expense, Net 609,541 527,107 15.6 % Other Expense (Income), Net 106,379 79,665 33.5 % Net Income (Loss) Before Provision (Benefit) for Income Taxes $106,859 $120,309 (11.2) % Provision (Benefit) for Income Taxes 47,725 42,328 12.8 % Net Income (Loss) $59,134 $77,981 (24.2) % Less: Net Income (Loss) Attributable to Noncontrolling Interests 3,813 1,757 117.0 % Net Income (Loss) Attributable to Iron Mountain Incorporated $55,321 $76,224 (27.4) % Net Income (Loss) Per Share Attributable to Iron Mountain Incorporated: Basic $0.19 $0.26 (26.9) % Diluted $0.19 $0.26 (26.9) % Weighted Average Common Shares Outstanding - Basic 295,214 293,229 0.7 % Weighted Average Common Shares Outstanding - Diluted 297,628 295,912 0.6 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q3 2025 Supplemental Financial Information 13

Quarterly Reconciliation of Net Income (Loss) to Adjusted EBITDA Q3 2025 Q2 2025 Q/Q % Change Q3 2024 Y/Y % Change Net Income (Loss) $86,241 $(43,340) n/a $(33,665) n/a Add / (Deduct): Interest Expense, Net 209,740 205,063 2.3% 186,067 12.7 % Provision (Benefit) for Income Taxes 16,594 16,296 1.8% 12,400 33.8 % Depreciation and Amortization 262,203 252,566 3.8% 232,240 12.9 % Acquisition and Integration Costs 5,402 4,815 12.2% 11,262 (52.0) % Restructuring and Other Transformation 47,346 50,340 (5.9) % 37,282 27.0 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 3,366 (962) n/a 5,091 (33.9) % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (5,329) 80,698 (106.6) % 85,532 (106.2) % Stock-Based Compensation Expense 32,147 60,354 (46.7) % 29,563 8.7 % Our Share of Adjusted EBITDA Reconciling Items from our Unconsolidated Joint Ventures 2,669 2,558 4.3% 2,341 14.0 % Adjusted EBITDA $660,379 $628,388 5.1% $568,113 16.2 % Year to Date Reconciliation of Net Income (Loss) to Adjusted EBITDA YTD 2025 YTD 2024 % Change Net Income (Loss) $59,134 $77,981 (24.2) % Add / (Deduct): Interest Expense, Net 609,541 527,107 15.6 % Provision (Benefit) for Income Taxes 47,725 42,328 12.8 % Depreciation and Amortization 746,923 666,296 12.1 % Acquisition and Integration Costs 16,040 28,573 (43.9) % Restructuring and Other Transformation 152,432 124,562 22.4 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 7,975 8,270 (3.6) % Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 102,751 76,954 33.5 % Stock-Based Compensation Expense 118,595 73,491 61.4 % Our Share of Adjusted EBITDA Reconciling Items from our Unconsolidated Joint Ventures 7,557 5,767 31.0 % Adjusted EBITDA $1,868,673 $1,631,329 14.5 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q3 2025 Supplemental Financial Information 14

Quarterly Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q3 2025 Q2 2025 Q/Q % Change Q3 2024 Y/Y % Change Reported EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.28 $(0.15) n/a $(0.11) n/a Add / (Deduct): Acquisition and Integration Costs 0.02 0.02 — 0.04 (50.0) % Restructuring and Other Transformation 0.16 0.17 (5.9) % 0.13 23.1 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 0.01 — n/a 0.02 (50.0) % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (0.02) 0.27 (107.4) % 0.29 (106.9) % Stock-Based Compensation Expense 0.11 0.20 (45.0) % 0.10 10.0 % Non-Cash Amortization Related to Derivative Instruments 0.01 0.01 — 0.01 — Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.04) (0.04) — (0.04) — Income (Loss) Attributable to Noncontrolling Interests 0.01 0.01 — — n/a Adjusted EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.54 $0.48 12.5% $0.44 22.7 % Year to Date Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share YTD 2025 YTD 2024 % Change Reported EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.19 $0.26 (26.9) % Add / (Deduct): Acquisition and Integration Costs 0.05 0.10 (50.0) % Restructuring and Other Transformation 0.51 0.42 21.4 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 0.03 0.03 — Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 0.35 0.26 34.6 % Stock-Based Compensation Expense 0.40 0.25 60.0 % Non-Cash Amortization Related to Derivative Instruments 0.04 0.04 — Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.10) (0.08) 25.0 % Income (Loss) Attributable to Noncontrolling Interests 0.01 0.01 — Adjusted EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $1.48 $1.28 15.6% (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months ended September 30, 2025, September 30, 2024 and June 30, 2025 is primarily due to (i) the reconciling items above, which impact our reported net income (Loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the three and nine months ended September 30, 2025 and 2024 was 14.8% and 15.1%, respectively, and three months ended June 30, 2025 was 16.7%. The Tax Impact of Reconciling Items and Discrete Tax Items was calculated using the current quarter’s estimate of the annual structural tax rate. This may result in the current period adjustment plus prior reported quarterly adjustments not summing to the full year adjustment. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q3 2025 Supplemental Financial Information 15

Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO Q3 2025 Q2 2025 Q/Q % Change Q3 2024 Y/Y % Change Net Income (Loss) $86,241 $(43,340) n/a $(33,665) n/a Add / (Deduct): Real Estate Depreciation (1) 108,405 107,186 1.1% 93,864 15.5 % Loss (Gain) on Sale of Real Estate, Net of Tax 194 (4,981) (103.9) % 531 (63.5) % Data Center Lease-Based Intangible Assets Amortization (2) 1,858 1,683 10.4% 5,604 (66.8) % Our Share of FFO (Nareit) Reconciling Items from our Unconsolidated Joint Ventures 1,612 1,567 2.9% 1,422 13.4 % FFO (Nareit) $198,310 $62,115 n/a $67,756 192.7 % Add / (Deduct): Acquisition and Integration Costs 5,402 4,815 12.2% 11,262 (52.0) % Restructuring and Other Transformation 47,346 50,340 (5.9) % 37,282 27.0 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Excluding Real Estate) 3,168 3,809 (16.8) % 4,554 (30.4) % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (5,329) 80,698 (106.6) % 85,532 (106.2) % Stock-Based Compensation Expense 32,147 60,354 (46.7) % 29,563 8.7 % Non-Cash Amortization Related to Derivative Instruments 4,176 4,177 — 4,176 — Real Estate Financing Lease Depreciation 3,276 3,426 (4.4) % 3,692 (11.3) % Tax Impact of Reconciling Items and Discrete Tax Items (3) (11,547) (11,671) (1.1) % (10,465) 10.3 % Our Share of FFO (Normalized) Reconciling Items from our Unconsolidated Joint Ventures (58) (58) — (83) (30.1) % FFO (Normalized) $276,891 $258,005 7.3% $233,269 18.7 % Add / (Deduct): Non-Real Estate Depreciation 77,774 69,960 11.2% 66,787 16.5 % Amortization Expense (4) 70,890 70,311 0.8% 62,293 13.8 % Amortization of Deferred Financing Costs 8,760 7,803 12.3% 6,666 31.4 % Revenue Reduction Associated with Amortization of Customer Inducements and Above- and Below-Market Leases 1,492 1,659 (10.1) % 1,321 12.9 % Non-Cash Rent Expense (Income) 500 783 (36.1) % 4,984 (90.0) % Reconciliation to Normalized Cash Taxes (1,583) (4,172) (62.1) % (2,166) (26.9) % Our Share of AFFO Reconciling Items from our Unconsolidated Joint Ventures 196 189 3.7% 183 7.1 % Less: Recurring Capital Expenditures 41,604 34,794 19.6% 41,337 0.6 % AFFO $393,316 $369,744 6.4% $332,000 18.5 % Per Share Amounts (Fully Diluted Shares): FFO (Nareit) $0.67 $0.21 n/a $0.23 191.3 % FFO (Normalized) $0.93 $0.87 6.9% $0.79 17.7 % AFFO Per Share $1.32 $1.24 6.5% $1.13 16.8 % Weighted Average Common Shares Outstanding - Basic 295,771 295,364 0.1% 293,603 0.7 % Weighted Average Common Shares Outstanding - Diluted 297,981 297,642 0.1% 293,603 1.5% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impacts our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q3 2025 Supplemental Financial Information 16

Year to Date Reconciliation of Net Income (Loss) to FFO and AFFO YTD 2025 YTD 2024 % Change Net Income (Loss) $59,134 $77,981 (24.2) % Add / (Deduct): Real Estate Depreciation (1) 309,738 275,208 12.5% (Gain) Loss on Sale of Real Estate, Net of Tax (4,475) (84) n/a Data Center Lease-Based Intangible Assets Amortization (2) 5,560 16,751 (66.8) % Our Share of FFO (Nareit) Reconciling Items from our Unconsolidated Joint Ventures 4,675 2,975 57.1 % FFO (Nareit) $374,632 $372,831 0.5 % Add / (Deduct): Acquisition and Integration Costs 16,040 28,573 (43.9) % Restructuring and Other Transformation 152,432 124,562 22.4 % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Excluding Real Estate) 12,269 8,583 42.9 % Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 102,751 76,954 33.5 % Stock-Based Compensation Expense 118,595 73,491 61.4 % Non-Cash Amortization Related to Derivative Instruments 12,529 12,529 — Real Estate Financing Lease Depreciation 9,850 9,914 (0.6) % Tax Impact of Reconciling Items and Discrete Tax Items (3) (28,719) (24,992) 14.9 % Our Share of FFO (Normalized) Reconciling Items from our Unconsolidated Joint Ventures (241) (92) 162.0 % FFO (Normalized) $770,138 $682,353 12.9 % Add / (Deduct): Non-Real Estate Depreciation 212,880 181,783 17.1 % Amortization Expense (4) 208,895 182,640 14.4 % Amortization of Deferred Financing Costs 24,419 18,909 29.1 % Revenue Reduction Associated with Amortization of Customer Inducements and Above- and Below-Market Leases 4,468 4,118 8.5 % Non-Cash Rent Expense (Income) 4,508 14,301 (68.5) % Reconciliation to Normalized Cash Taxes (9,928) (1,045) n/a Our Share of AFFO Reconciling Items from our Unconsolidated Joint Ventures 561 545 2.9 % Less: Recurring Capital Expenditures 104,481 107,050 (2.4) % AFFO $1,111,460 $976,554 13.8 % Per Share Amounts (Fully Diluted Shares): FFO (Nareit) $1.26 $1.26 — FFO (Normalized) $2.59 $2.31 12.1 % AFFO Per Share $3.73 $3.30 13.0 % Weighted Average Common Shares Outstanding - Basic 295,214 293,229 0.7 % Weighted Average Common Shares Outstanding - Diluted 297,628 295,912 0.6% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q3 2025 Supplemental Financial Information 17

Quarterly Storage Rental and Service Business Detail Q3 2025 Q2 2025 Q/Q % Change Q3 2024 Y/Y % Change Storage Rental Business Detail Total Storage Rental Revenue $1,032,897 $1,009,989 2.3% $935,701 10.4 % Plus: Terminations/Permanent Withdrawal Fees 10,143 9,266 9.5% 11,052 (8.2) % Total Revenue from Adjusted Storage Rental Activities $1,043,040 $1,019,255 2.3% $946,753 10.2 % Less: Storage Rental Expenses Storage Rent 125,619 125,397 0.2% 122,396 2.6 % Storage Rental Labor 13,054 12,190 7.1% 9,015 44.8 % All Other Storage Costs 169,425 153,708 10.2% 142,993 18.5 % Storage Rental Cost of Sales $308,098 $291,295 5.8% $274,404 12.3 % Storage Rental Gross Profit $734,942 $727,960 1.0% $672,349 9.3 % Storage Rental Gross Margin 70.5% 71.4% -90 bps 71.0% -50 bps Service Business Detail Total Service Revenue $721,196 $701,959 2.7% $621,657 16.0 % Less: Terminations/Permanent Withdrawal Fees 10,143 9,266 9.5% 11,052 (8.2) % Total Revenue from Adjusted Service Activities $711,053 $692,693 2.7% $610,605 16.5 % Less: Service Expenses Service Rent 7,868 6,577 19.6% 6,979 12.7 % Service Labor 289,933 280,153 3.5% 255,484 13.5 % All Other Service Costs 186,040 176,812 5.2% 141,523 31.5 % Service Cost of Sales $483,841 $463,542 4.4% $403,986 19.8 % Service Gross Profit $227,212 $229,151 (0.8) % $206,619 10.0 % Service Gross Margin 32.0% 33.1% -110 bps 33.8% -180 bps Section V - Storage and Service Reconciliation investors.ironmountain.com Q3 2025 Supplemental Financial Information 18

Year to Date Storage Rental and Service Business Detail YTD 2025 YTD 2024 % Change Storage Rental Business Detail Total Storage Rental Revenue $2,991,262 $2,740,289 9.2 % Plus: Terminations/Permanent Withdrawal Fees 27,284 31,278 (12.8) % Total Revenue from Adjusted Storage Rental Activities $3,018,546 $2,771,567 8.9 % Less: Storage Rental Expenses Storage Rent 372,521 367,442 1.4 % Storage Rental Labor 35,227 29,580 19.1 % All Other Storage Costs 472,611 427,206 10.6 % Storage Rental Cost of Sales $880,359 $824,228 6.8 % Storage Rental Gross Profit $2,138,187 $1,947,339 9.8 % Storage Rental Gross Margin 70.8% 70.3% 50 bps Service Business Detail Total Service Revenue $2,067,308 $1,828,341 13.1 % Less: Terminations/Permanent Withdrawal Fees 27,284 31,278 (12.8) % Total Revenue from Adjusted Service Activities $2,040,024 $1,797,063 13.5 % Less: Service Expenses Service Rent 22,332 20,059 11.3 % Service Labor 834,084 750,418 11.1 % All Other Service Costs 520,205 412,912 26.0 % Service Cost of Sales $1,376,621 $1,183,388 16.3 % Service Gross Profit $663,403 $613,675 8.1 % Service Gross Margin 32.5% 34.1% -160 bps Section V - Storage and Service Reconciliation investors.ironmountain.com Q3 2025 Supplemental Financial Information 19

Global Real Estate Portfolio and Lease Obligations Global Real Estate Portfolio (1) Owned Facilities Leased Facilities Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Total as of 06/30/2025 237 24,358 1,088 73,453 1,325 97,811 Additions & Expansions 4 332 67 1,901 71 2,233 Dispositions & Move Outs (8) (133) (27) (1,380) (35) (1,513) Total as of 09/30/2025 (2) 233 24,557 1,128 73,974 1,361 98,531 Total % 17.1% 24.9% 82.9% 75.1 % Top Five Markets Owned, United States (in Sq. Ft.) Top Five Markets Owned, International (in Sq. Ft.) Northern New Jersey 1,962 Paris, France 807 Chicago 1,282 Montreal, Canada 552 Boston 1,104 Mexico City, Mexico 452 Dallas 966 Toronto, Canada 434 Houston 873 Dubai, United Arab Emirates 434 Facility Lease Expirations (3) (% of total square feet subject to lease) 3.2% 5.8% 3.0% 4.3% 4.3% 4.3% 5.5% 3.6% 4.1% 61.9% 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter Weighted-Average Remaining Operating Lease Obligation: 10.4 Years (1) Includes real estate held in consolidated joint ventures. (2) Includes 16 owned data center facilities and 5 leased data center facilities with 3.7M Sq. Ft. and 0.8M Sq. Ft., respectively. (3) Includes financing and operating lease obligations. Section VI - Real Estate Metrics investors.ironmountain.com Q3 2025 Supplemental Financial Information 20

Data Center Customer Lease Expiration Year Number of Leases Expiring Total MW Expiring Percentage of Total MW Annualized GAAP TCV Rent Expiring Percentage of TCV Annualized Rent 2025 145 2.1 0.4% 6,332 0.7% 2026 942 30.3 5.5% 95,000 10.7% 2027 232 17.1 3.1% 60,114 6.8% 2028 252 52.5 9.6% 113,369 12.8% 2029 74 30.1 5.5% 43,188 4.9% 2030 71 62.7 11.4% 85,997 9.7% 2031 8 14.3 2.6% 29,656 3.4% Thereafter 32 339.2 61.9% 450,421 50.9% Total 1,756 548.3 100.0% $884,076 100.0% WALE: 10.0 years Data Center Leasing Activity Summary Q3 2025 YTD 2025 Transaction Count GAAP MRR kW $ / kW / Month Transaction Count GAAP MRR kW $ / kW / Month New/expansion leases signed 86 $2,548 13,464 $189 291 $3,845 19,489 $197 Commenced leases 91 578 2,597 223 286 5,785 37,478 154 Commenced Built to Suit leases — — — — — — — — Renewed leases 274 2,925 10,698 273 861 11,502 45,422 253 Churn 0.3% 1.1% Cash Mark to Market 13.9% 14.7% GAAP Mark to Market 18.8% 21.1% AZP-3 Rendering Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q3 2025 Supplemental Financial Information 21

Data Center Operating Portfolio Stabilized Pre-Stabilized Total Leaseable MW Leased % by MW Leaseable MW Leased % by MW Leaseable MW Leased % by MW Boyers and Other WPA-1 and Other 14.2 78.0% — — 14.2 78.0% Phoenix AZP-1 41.0 100.0% — — 41.0 100.0% AZP-2 46.5 100.0% — — 46.5 100.0% Scottsdale AZS-1 5.7 100.0% — — 5.7 100.0% Denver DEN-1 11.3 87.6% — — 11.3 87.6% New Jersey NJE-1 20.8 100.0% — — 20.8 100.0% Northern Virginia VA-1 12.4 100.0% — — 12.4 100.0% VA-2 36.0 100.0% — — 36.0 100.0% VA-3 44.0 100.0% — — 44.0 100.0% VA-4 (1) 32.0 100.0% — — 32.0 100.0% VA-5 (1) 40.0 100.0% — — 40.0 100.0% VA-6 Phase 1 (1) 32.0 100.0% — — 32.0 100.0% VA-7 Phase 1 (1) 18.0 100.0% — — 18.0 100.0% Amsterdam AMS-1 13.1 96.3% — — 13.1 96.3% London LON-1 8.7 94.6% — — 8.7 94.6% LON-2 18.0 100.0% — — 18.0 100.0% Frankfurt FRA-1 (2) 27.0 100.0% — — 27.0 100.0% FRA-2 9.8 100.0% — — 9.8 100.0% Singapore SIN-1 6.8 100.0% — — 6.8 100.0% Madrid MAD-1 3.0 20.0% — — 3.0 20.0% India Web Werks 1.5 100.0% 10.4 45.3% 11.9 52.2% Total Data Center Properties 441.8 98.2% 10.4 45.3% 452.2 97.0% (1) VA-4/5, VA-6, VA-7 are held by consolidated joint ventures. (2) FRA-1 is held by an unconsolidated joint venture. Total Potential Capacity - Megawatts Q3 2025 Q3 2024 Operating Portfolio 452.2 364.7 Under Construction 202.5 206.5 Held for Development 685.2 346.6 Total Data Center Portfolio 1,339.9 917.8 Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q3 2025 Supplemental Financial Information 22

Data Center Expansion and Development Activity Project / Facilities MW Under Construction MW Pre- leased % Pre- Leased Investment in Q3 2025 ($M) Cumulative Investment ($M) Total Expected Investment ($M) (3) Expected Completion Expected Stabilization MW Held for Development Data Center Expansion Amsterdam AMS-1 Phase 4 10.0 — — $24.0 $96.8 $156.6 Q2 2027 Q2 2028 — India Web Werks 2.5 — — — — — 2.9 New Jersey NJE-1 4.0 4.0 100.0% — — — 24.0 All Other Facilities (1) — — — — — — 21.4 Total Expansion 16.5 4.0 24.2% $24.0 $96.8 $156.6 24.3 New Development Phoenix AZP-3 Phase 1 18.0 18.0 100.0% $33.2 $236.0 $297.5 Q4 2025 Q4 2025 — AZP-3 Phase 2 10.0 10.0 100.0% $10.2 $43.5 $60.1 Q2 2026 Q2 2026 — AZP-3 Phase 3 8.0 8.0 100.0% $4.5 $30.3 $47.4 Q3 2026 Q3 2026 — Amsterdam AMS-2 — — — — — — 20.0 Chicago CHI-2 Phase 1 12.0 — — $5.4 $178.9 $195.4 Q4 2025 Q4 2026 — CHI-2 Future Phases — — — — — — 24.0 London LON-2 Phase 3 9.0 9.0 100.0% $1.8 $69.1 $82.2 Q1 2026 Q1 2026 — LON-3 Future Phases 25.0 25.0 100.0% $32.6 $123.6 $391.9 Q4 2026 Q4 2026 — Madrid MAD-1 10.0 — — $33.9 $79.6 $145.4 Q4 2026 Q4 2027 — MAD-1 Future Phases — — — — — — 66.0 Northern Virginia VA-7 Phase 2 (2) 18.0 18.0 100.0% $21.7 $111.4 $115.1 Q4 2025 Q4 2025 — VA-9 28.0 — — $19.6 $38.6 $346.9 Q1 2027 Q1 2028 — VA Future Phases (1) 32.0 32.0 100.0% — — — 162.0 India Web Werks — — — — — — 148.9 Miami MIA-1 16.0 — — $38.4 $77.4 $193.0 Q3 2026 Q3 2027 — Richmond RCH Future Phases — — — — — — 216.0 Total New Development 186.0 120.0 64.5% $201.3 $988.4 $1,874.9 636.9 Total Development 202.5 124.0 61.2% $225.2 $1,085.1 $2,031.5 685.2 (1) Includes megawatts pre-leased where construction is planned, but has not commenced. (2) VA-7 is held by a consolidated joint venture; construction costs are funded by the joint venture with Iron Mountain managing the construction. (3) Excludes cost associated with megawatts pre-leased where facility construction is planned, but has not commenced. Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q3 2025 Supplemental Financial Information 23

Capitalization Revolving Credit Facility and Term Loan A Total Market Capitalization as of 09/30/2025 Capacity $3,243,750 # of Shares Outstanding 295,505 Outstanding $726,750 Share Price as of 09/30/25 $101.94 Letters of Credit $12,441 Total Market Capitalization $30,123,759 Remaining Capacity $2,504,559 Net Debt (1) $16,114,759 Interest Rate Spread (Prime) 0.75 % Total Enterprise Value $46,238,518 Interest Rate Spread (SOFR) 1.75 % Net Debt to Total Enterprise Value 34.9 % Weighted Average Interest Rate 5.86 % Adjusted EBITDA to Interest Expense 3.1x Maturity Date 3/18/2030 Total Enterprise Value to Adjusted EBITDA (2) 18.7x Credit Facility Fixed Charge Coverage Ratio 2.5x Net Total Lease-Adjusted Leverage Ratio 5.0x Fixed vs. Floating Rate Debt 84% 16% Fixed Rate Debt Floating Rate Debt Credit Rating S&P Moody's Corporate BB- Ba3 Senior Credit Facility BB Ba3 Outlook Stable Stable Latest Update 7/16/2025 11/3/2025 Total Long Term Debt Weighted Average Rates Weighted Average Interest 5.6 % Weighted Average Maturity 4.6 Years USD denominated 81 % Debt Maturity Profile ($ in Millions) (3) (4) 766 371 1,911 1,572 2,075 2,174 2,839 1,350 1,200 1,432 22 Revolving Credit Facility and Term Loan A UK Revolving Credit Facility Construction Loans IMDC AUD Term Loan B A/R Securitization USD Term Loan B (2031) Mortgage Notes Payable Senior Unsecured Notes 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2036 (1) Net debt is calculated as current portion of long-term debt of $699.3M plus long-term debt net of current portion of $15,494.2M plus deferred financing costs of $116.4M less cash and cash equivalents of $195.2M. (2) Total Enterprise Value to Adjusted EBITDA is calculated on a trailing twelve-month basis. (3) Excludes Deferred Financing Costs, Discounts, Financing Leases, Notes Payable and Other. (4) In addition to the above, the Company has approximately $64.3M of undrawn committed asset level financing for the construction of two Data Center assets in Northern Virginia. Section VIII - Capitalization and Debt Maturity Profile investors.ironmountain.com Q3 2025 Supplemental Financial Information 24

Quarterly Capital Expenditures Q3 2025 Q2 2025 Q/Q % Change Q3 2024 Y/Y % Change Growth: Data Center $376,839 $376,983 0.0% $308,851 22.0 % Real Estate 40,103 37,046 8.3% 37,872 5.9 % Innovation and Other 54,907 28,020 96.0% 26,651 106.0 % Total Growth Capital Expenditures $471,849 $442,049 6.7% $373,374 26.4 % Recurring: Data Center $6,212 $5,177 20.0% $7,876 (21.1) % Real Estate 17,648 12,085 45.9% 15,842 11.4 % Non-Real Estate 17,744 17,533 1.2% 17,619 0.7 % Total Recurring Capital Expenditures $41,604 $34,795 19.6% $41,337 0.6 % Total Growth and Recurring Capital Expenditures $513,453 $476,844 7.7% $414,711 23.8 % Net Change in Prepaid and Accrued Capital Expenditures 10,407 79,912 (87.0) % (18,644) (155.8) % Total Cash Paid for Growth and Recurring Capital Expenditures $523,860 $556,756 (5.9) % $396,067 32.3 % Year to Date Capital Expenditures YTD 2025 YTD 2024 % Change Growth: Data Center $1,329,821 $880,239 51.1 % Real Estate 108,083 130,829 (17.4) % Innovation and Other 104,512 61,352 70.3 % Total Growth Capital Expenditures $1,542,416 $1,072,420 43.8 % Recurring: Data Center $14,455 $13,242 9.2 % Real Estate 37,929 39,750 (4.6) % Non-Real Estate 52,097 54,058 (3.6) % Total Recurring Capital Expenditures $104,481 $107,050 (2.4) % Total Growth and Recurring Capital Expenditures $1,646,897 $1,179,470 39.6 % Net Change in Prepaid and Accrued Capital Expenditures 108,486 (5,502) n/a Total Cash Paid for Growth and Recurring Capital Expenditures $1,755,383 $1,173,968 49.5 % Section IX - Capital Expenditures investors.ironmountain.com Q3 2025 Supplemental Financial Information 25

Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). SRP FLS Statement: We have made statements in this Supplemental Financial Information that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “commits”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes (“REIT”); (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward- looking statements appearing in this Supplemental Financial Information. Acquisition and Integration Costs: We define Acquisition and Integration Costs as operating expenditures directly associated with the closing and integration activities of our business acquisitions that have closed, or are highly probable of closing, and include (i) advisory, legal and professional fees to complete business acquisitions and (ii) costs to integrate acquired businesses into our existing operations, including move, severance and system integration costs. Adjusted Earnings Per Share, or Adjusted EPS: We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Tax impact of reconciling items and discrete tax items; and (viii) Amortization related to the write-off of certain customer relationship intangible assets. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Non-Cash Amortization of Derivative Instruments: Includes amortization on instruments such as cross-currency swap agreements designated as a hedge of net investment. Adjusted EBITDA and Adjusted EBITDA Margin: We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; and (vi) Intangible impairments. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Funds From Operations, FFO (Nareit), and FFO (Normalized): Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measures, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the Section X - Appendix and Definitions investors.ironmountain.com Q3 2025 Supplemental Financial Information 26

cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; (viii) Tax impact of reconciling items and discrete tax items; (ix) Intangible impairments; and (x) (Income) loss from discontinued operations, net of tax. FFO (Normalized) per share: FFO (Normalized) divided by weighted-average fully-diluted shares outstanding. Adjusted Funds From Operations, or AFFO: We define adjusted funds from operations or AFFO as FFO (Normalized) (1) excluding (i) non-cash rent expense (income); (ii) depreciation on non-real estate assets; (iii) amortization expense associated with customer and supplier relationship value, intake costs, acquisition of customer and supplier relationships, capitalized commissions and other intangibles; (iv) amortization of deferred financing costs and debt discount/ premium; (v) revenue reduction associated with amortization of customer inducements and above- and below-market data center leases; and (vi) the impact of reconciling to normalized cash taxes; and (2) including recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share: Calculated as AFFO divided by weighted-average fully-diluted shares outstanding. Terminations/Permanent Withdrawal Fees: Revenue from the preparation, documentation, and permanent withdrawal of records. Business Segments: The Global Records and Information Management ("Global RIM"): Records Management, stores physical records and provides information services, vital records services, courier operations, and the collection, handling and disposal of sensitive documents ("Records Management") for customers in 61 countries around the globe. Data Management, provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations, server and computer backup services and related services offerings ("Data Management"). Global Digital Solutions, develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers’ information, including the management of physical records, conversion of documents to digital formats and digital storage of information ("Global Digital Solutions"). Secure Shredding, includes the scheduled pick-up of office records that customers accumulate in specially designed secure containers we provide and is a natural extension of our hardcopy records management operations, completing the lifecycle of a record. Through a combination of shredding facilities and mobile shredding units consisting of custom built trucks, we are able to offer secure shredding services to our customers. Media and Archive Services, includes entertainment and media services which help industry clients store, safeguard and deliver physical media of all types, and provides digital content repository systems that house, distribute, and archive key media assets ("Media and Archive Services"). Consumer Storage, provides on-demand, valet storage for consumers ("Consumer Storage") utilizing data analytics and machine learning to provide effective customer acquisition and a convenient and seamless consumer storage experience. Global Data Center Business: Provides enterprise-class data center facilities and hyperscale-ready capacity to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure, reliable and flexible data center options. Corporate and Other: Consists primarily of our Fine Arts and asset lifecycle management ("ALM") businesses and other corporate items ("Corporate and Other"). Our Fine Arts business provides technical expertise in the handling, installation and storing of art. Our ALM business provides hyperscale and corporate IT infrastructure managers with services and solutions that enable the decommissioning, data erasure processing and disposition, and recycling or sale of IT hardware and component assets. ALM services are enabled by: secure logistics, chain of custody and complete asset traceability practices, environmentally-responsible asset processing and recycling, and data sanitization and asset refurbishment services that enable value recovery through asset remarketing. In addition, ALM also offers device support, end-of-life disposition and recycling or sale of employee IT devices. Our ALM services focus on protecting and eradicating customer data while maintaining strong, auditable, and transparent chain of custody practices. Corporate and Other includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. Section X - Appendix and Definitions investors.ironmountain.com Q3 2025 Supplemental Financial Information 27

Capital Expenditures and Investments: Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally discretionary in nature. We categorize our capital expenditures as follows: Growth Investment: Data Center - Expenditures primarily related to investments in the construction of data center facilities (including the acquisition of land), as well as investments to drive revenue growth, expand capacity or achieve operational or cost efficiencies. Real Estate - Expenditures primarily related to investments in land, buildings, building and leasehold improvements and racking structures to grow our revenues, extend the useful life of an asset or achieve operational or cost efficiencies. Innovation and Other - Discretionary capital expenditures for new products and services as well as computer hardware and software to drive revenue growth, expand capacity or to achieve operational cost efficiencies in businesses other than our data center business. Integration costs of acquisitions are also included. Recurring: Data Center - Expenditures related to the replacement of equivalent components and overall maintenance of existing data center assets. Real Estate - Expenditures primarily related to the replacement of components of real estate assets such as buildings, building and leasehold improvements and racking structures. Non-Real Estate - Expenditures primarily related to the replacement of containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets that support the maintenance of existing revenues or avoidance of an increase in costs. Constant Currency: Adjusts results to normalize Fx impacts across comparable periods. Data Center Business Definitions: Leaseable MW - Represents the amount of critical power capacity available for customer use, measured in megawatts (MW). Monthly Recurring Revenue (MRR) - Defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - Represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV - “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE - “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. EBITDAR: Calculated using a trailing four fiscal quarter basis earnings before interest, taxes, depreciation and amortization and rent expense (“EBITDAR”) of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, subject to certain adjustments and exclusions, which make the calculation of financial performance for purposes of EBITDAR calculations not directly comparable to our presentation of Adjusted EBITDA. Credit Facility Fixed Charge Coverage Ratio: Calculated using a trailing four fiscal quarter basis EBITDAR divided by scheduled amortization, interest expense related to outstanding debt and preferred equity, if any, and rent expenses of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement. Net Lease-Adjusted Leverage Ratio: Calculated as net debt, including the capitalized value of lease obligations, of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, plus six times rent expenses divided by EBITDAR. Organic Revenue Growth: Our organic revenue growth rate, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rate includes the impact of acquisitions of customer relationships. Records Management Retention Rate: Calculated as one minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Storage Rev/NOI per Sq. Ft.: Calculated as either storage revenue or Storage NOI (as defined below) divided by the quarterly building square foot average for storage products. Section X - Appendix and Definitions investors.ironmountain.com Q3 2025 Supplemental Financial Information 28

Service Profit and Margin: The Gross Profit and Margin attributable to the global service business. Calculated as follows: Total Revenues from Adjusted Service Activities - Service Cost of Sales = Service Gross Profit ($) / Total Revenues from Adjusted Service Activities = Service Gross Margin (%) Storage Net Operating Income, or Storage NOI: Storage NOI is defined as adjusted revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Storage Profit and Margin: Gross Profit and Margin attributable to the global storage business. Calculated as follows: Total Revenue from Adjusted Storage Rental Activities - Storage Rental Cost of Sales = Storage Rental Gross Profit ($) / Total Revenue from Adjusted Storage Rental Activities = Storage Rental Gross Margin (%) Tax Rates: Effective Tax Rate - GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate - Estimated tax rate for the full fiscal year calculated based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Storage Volume: Iron Mountain’s comprehensive portfolio of physical storage, including Global RIM and Corporate and Other, calculated on an absolute basis in cubic feet. Section X - Appendix and Definitions investors.ironmountain.com Q3 2025 Supplemental Financial Information 29